October 25, 1999

Delaware International Small Cap Fund

Supplement to Prospectus dated March 30, 1999


The following replaces information for Delaware International Small Cap Fund in the section of the prospectus entitled "Portfolio managers":

Delaware International Small Cap Fund
Clive A. Gillmore, Joshua L. Brooks and Gavin A. Hall have primary responsibility for making day-to-day investment decisions for Delaware International Small Cap Fund.

Clive A. Gillmore, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been managing the Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School
Investment program.

Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since October 25, 1999. Mr. Brooks holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International Advisers.

Gavin A. Hall, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since October 25, 1999. Mr. Hall joined Delaware International Advisers in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Management Ltd. At Delaware International Advisers his research responsibilities have included
United Kingdom, Continental European and Asian equity markets.